INCOME TAXES	3 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 15 – INCOME TAXES

The provision for income taxes for the three months ended March 31, 2025 and 2024 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

The following table summarizes the significant differences between statutory rates for the three months ended March 31, 2025 and 2024:

	2025	2024
Statutory tax rate:
U.S.	21.00%	21.00%
State taxes	1.36%	1.36%
Foreign rate differential	1.26%	1.26%
Goodwill impairment	-7.33%	-7.33%
NOLs carryforward adjustment	3.61%	3.61%
Other	-0.22%	-0.22%
Change in valuation allowance:	-19.67%	-19.67%
	–%	–%

The Company’s deferred tax assets and liabilities as of March 31, 2025 and 2024 are as follows:

	2025	2024
Deferred Tax (Liabilities):
Net operating losses	$8,964,470	$8,964,470
Intangible assets	(736,905)	(736,905)
Right of use asset	84,170	84,170
Stock based compensation	424,681	424,681
Property and equipment	497,037	497,681
Other	11,077	11,077
Less: Valuation allowance	(9,244,530)	(9,244,530)
	$–	$–

The Company has approximately $26,485,942 of federal and state net operating loss carryforwards as of March 31, 2025. Of the $26.4 million of NOL's, $4.8 million will begin to expire in 2023 while $15.9 million will not expire but will be limited to 80% utilization. The company also has net operating losses in the UK of $22,085,338 and $636,852 of net operating loss carryforwards in Canada which will begin to expire in 2038.

The Company records a tax valuation allowance when it is more likely than not that it will not be able to recover the value of its deferred tax assets. For the three months ended March 31, 2025 and 2024, the Company calculated its estimated annualized effective tax rate at 0% and 0%, respectively, for both the United States, Canada and the UK. The Company had no income tax expense on its losses for the three months ended March 31, 2025 and 2024, respectively.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense. The Company recognizes penalties accrued on unrecognized tax benefits within selling, general and administrative expenses. As of March 31, 2025 and 2024, the Company had no uncertain tax positions.

The Company does not anticipate any significant changes to the total amounts of unrecognized tax benefits in the next twelve months. The Company files income tax returns in New Brunswick, Canada, and the U.S. federal, New York, and Delaware and the UK jurisdictions. Tax years 2012 to current remain open to examination by Canadian authorities; the tax year 2020 remains open to examination by U.S. authorities.